UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2011

Lumber Liquidators Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33767	27-1310817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 John Deere Road Toano, Virginia		23168
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (757) 259-4280

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2011, the stockholders of Lumber Liquidators Holdings, Inc. (the “Company”) approved the Company’s 2011 Equity Compensation Plan (the “Plan”) at the Annual Meeting of Stockholders. The Plan was filed as Exhibit A to the Company’s 2011 Proxy Statement and is incorporated by reference herein. The summary of the material terms of the Plan, included under the heading “Proposal No. 3 – Approval of the 2011 Equity Compensation Plan” on pages 33 through 39 of the Proxy Statement, is also incorporated by reference herein.

On May 6, 2011, the Compensation Committee of the Company’s Board of Directors approved a form of Restricted Stock Award Agreement and Nonqualified Stock Option Agreement (collectively, the “Agreements”) for awards on or after such date pursuant to the Plan. The forms of the Agreements are attached in their entirety as Exhibits 10.1 and 10.2 to this report and are incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 6, 2011. At the Annual Meeting, the stockholders of the Company voted on the election of three Class II directors for three-year terms to hold office until the 2014 Annual Meeting of Stockholders, on the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, on the approval of the 2011 Equity Compensation Plan, on an advisory (non-binding) vote on executive compensation, and on an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation. The following are the results of the matters voted on at the Annual Meeting:

(1)	In the election of directors, each nominee was elected by a vote of the stockholders as follows:

Director	For	Withheld	Broker Non-Votes
Jeffrey W. Griffiths	23,774,314	18,162	1,846,055
Peter B. Robinson	23,752,135	40,341	1,846,055
Martin F. Roper	23,750,836	41,640	1,846,055

(2)	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved by stockholders as follows:

For	Against	Abstain
25,620,926	17,605	0

(3)	The proposal to approve the 2011 Equity Compensation Plan was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes

16,532,445	7,255,189	4,842	1,846,055

(4)	The proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes

23,710,952	78,294	3,230	1,846,055

(5)	The proposal to conduct an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation resulted in a recommendation from the stockholders to hold such vote annually as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

22,551,115	25,748	1,211,796	3,817	1,846,055

In accordance with the voting results for the fifth stockholder proposal, the Company’s Board of Directors has determined that future stockholder advisory votes on executive compensation will be held every year.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being furnished pursuant to Item 5.02 above.

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement, effective May 6, 2011.

10.2	Form of Option Award Agreement, effective May 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMBER LIQUIDATORS HOLDINGS, INC.
(Registrant)

Date: May 6, 2011	By:	/s/ E. Livingston B. Haskell
E. Livingston B. Haskell
Secretary and General Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement, effective May 6, 2011.

10.2	Form of Option Award Agreement, effective May 6, 2011.